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EXHIBIT 99.906

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
               AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-
                                OXLEY ACT OF 2002

In connection with the Annual Report of Duff & Phelps Utility and Corporate Bond Trust, Inc. (the "Fund") on Form N-CSR for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nathan I. Partain, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Fund.

Date: March 7, 2005
                       /s/ Nathan I. Partain
                       -------------------------------------
                       Nathan I. Partain
                       Principal Executive Officer

This Section 906 certification is being furnished to the SEC, rather than filed with the SEC, as permitted under applicable SEC rules.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
               AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-
                                OXLEY ACT OF 2002

In connection with the Annual Report of Duff & Phelps Utility and Corporate Bond Trust, Inc. (the "Fund") on Form N-CSR for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alan M. Meder, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Fund.

Date: March 7, 2005
                       /s/ Alan M. Meder
                       -------------------------------------
                       Alan M. Meder
                       Principal Financial Officer

This Section 906 certification is being furnished to the SEC, rather than filed with the SEC, as permitted under applicable SEC rules.